Exhibit 99.1

Financial and Operational Reporting Package Fourth Quarter 2012

EP ENERGY LLC

Financial and Operational Reporting Package

Fourth Quarter 2012

NOTES TO INVESTORS

Cautionary Statement

This Financial and Operational Reporting Package (“Package”) includes summarized financial and other information about EP Energy LLC (“EP Energy” or the “Company”). The information in this Package is intended to provide highlights and should not be used as a substitute for financial information in EP Energy’s filings with the Securities and Exchange Commission (‘SEC’).  Readers should refer to those filings.  In addition, the glossary contains certain definitions of measures used in this Package and in other presentations we provide. These definitions may not be the same as definitions used by other companies. This Package may contain information that is based on estimates. The Company has made every reasonable effort to ensure that the information and assumptions on which these estimates are based are current, reasonable, and complete. Factors that could cause actual results to differ materially from the estimates in this Package are changes in unaudited and/or unreviewed financial information and the effects of any changes in accounting rules and guidance, as well as other factors discussed in EP Energy’s financial statements. The financial data and statistics in this Package for Fourth Quarter 2012 reflect the operating results of EP Energy through December 31, 2012.  Independent auditors have not audited this Package. The Company assumes no obligation to publicly update or revise any information contained herein as a result of new information, future events, or otherwise.

Certain of the production information in this Package includes the production attributable to EP Energy’s 48.8 percent interest in Four Star Oil & Gas Company (“Four Star”). EP Energy’s Supplemental Oil and Gas disclosures, which are included in EP Energy’s 2012 Annual Report on Form 10-K, reflect its proportionate share of the proved reserves of Four Star separate from its consolidated proved reserves. In addition, the proved reserves attributable to its proportionate share of Four Star represent estimates prepared by EP Energy and not those of Four Star.

Non-GAAP Financial Measures

The SEC’s Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure. In the event of such a disclosure or release, Regulation G requires (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The required presentations and reconciliations are included in the body of this Package.

EP Energy believes that the non-GAAP financial measures described in the glossary are useful to investors because these measurements are used by many companies in the industry as a measure of operating and financial performance and are commonly employed by financial analysts and others to evaluate the operating and financial performance of the Company and to compare it with the performance of other companies within the industry. These non-GAAP financial measures may not be comparable to similarly titled measures used by other companies and should not be used as a substitute for net income (loss), operating cash flows or other measures of financial performance presented in accordance with GAAP.

EP ENERGY LLC

FINANCIAL HIGHLIGHTS

(unaudited)

	2012				2011				Year-to-Date
	Q1	Q2(1)	Q3	Q4	Q1	Q2	Q3	Q4	2012(1)	2011

Net income (loss) ($ in millions)	15	13	(196)	91	(18)	170	61	49	(77)	262

Adjusted EBITDAX ($ in millions)	343	312	354	378	317	343	350	381	1,387	1,391

Average Cash Operating Costs ($/Mcfe)	1.74	4.19	2.23	2.32	1.85	1.75	1.82	1.76	2.63	1.79

Adjusted Cash Operating Costs ($/Mcfe)	1.70	1.62	1.76	1.88	1.69	1.67	1.75	1.69	1.74	1.69

Depreciation, depletion and amortization rate ($/Mcfe)	2.59	1.98	1.43	1.76	1.96	2.11	2.22	2.32	1.95	2.16

Equivalent Sales Volumes (MMcfe/d)(2)	908	905	865	841	821	823	827	880	880	838

Oil and Condensate Sales Volumes (MBbls/d)(2)	23.4	23.6	28.1	32.1	14.1	15.6	17.2	22.3	26.8	17.3

(1)  Represents non-GAAP combined earnings for periods before and after the acquisition of EP Energy.  See reconciliation of combined earnings on page 6.

(2)  Includes our proportionate share of Four Star production volumes.

EP ENERGY LLC

STATEMENTS OF INCOME

($ in millions)

(unaudited)

	2012				2011				Year-to-Date
	Q1	Q2(1)	Q3	Q4	Q1	Q2	Q3	Q4	2012(1)	2011

Operating revenues
Oil and condensate	$209	$190	$230	$260	$103	$133	$131	$185	$889	$552
Natural gas	182	141	162	178	240	257	256	220	663	973
NGL	17	17	18	18	15	13	15	14	70	57
Financial derivatives	76	346	(181)	62	(108)	132	251	10	303	285
Total operating revenues	484	694	229	518	250	535	653	429	1,925	1,867

Operating expenses
Transportation costs	25	34	29	30	20	18	20	27	118	85
Lease operating expense	62	55	55	60	51	49	61	56	232	217
General and administrative expenses	44	240	85	85	50	48	46	57	454	201
Depreciation, depletion and amortization (2)	201	152	107	127	134	146	157	175	587	612
Impairments and ceiling test charges (2)	62	1	—	—	—	—	158	—	63	158
Exploration expense (2)	—	6	21	25	—	—	—	—	52	—
Taxes other than income	28	29	27	22	25	24	21	21	106	91
Total operating expenses	422	517	324	349	280	285	463	336	1,612	1,364

Operating income (loss)	62	177	(95)	169	(30)	250	190	93	313	503
										—
(Loss) earnings from unconsolidated affiliates	(3)	(3)	(2)	2	(2)	1	(3)	(3)	(6)	(7)
Other income (expense)	1	(3)	—	2	1	(1)	(4)	2	—	(2)
Loss on extinguishment of debt	—	—	(14)	—	—	—	—	—	(14)	—
Interest expense	(4)	(63)	(84)	(81)	(3)	(3)	(4)	(2)	(232)	(12)
Income (loss) before income taxes	56	108	(195)	92	(34)	247	179	90	61	482

Income tax expense (benefit)	41	95	1	1	(16)	77	118	41	138	220

Net income (loss)	$15	$13	$(196)	$91	$(18)	$170	$61	$49	$(77)	$262

(1)   Represents non-GAAP combined earnings for periods before and after the acquisition of EP Energy.  See reconciliation of combined earnings on page 6.

(2)   Reflects the use of the successful efforts method of accounting for oil and gas properties following the acquisition of EP Energy and the use of the full cost method of accounting prior to the acquisition.

EP ENERGY LLC

AVERAGE DAILY VOLUMES, REALIZED PRICES AND ADJUSTED CASH OPERATING COSTS PER UNIT

	2012(1)				2011				Year-to-Date
	Q1	Q2(1)	Q3	Q4	Q1	Q2	Q3	Q4	2012(1)	2011
Oil and Condensate Sales Volumes (MBbls/d)
Central	8.9	8.3	8.6	9.3	8.7	8.6	8.8	8.0	8.8	8.5
Eagle Ford	9.8	10.9	15.7	18.5	2.0	2.5	5.3	8.8	13.7	4.7
Southern	2.9	2.7	2.1	2.1	2.3	2.2	2.1	2.8	2.5	2.3
Brazil	1.0	1.0	1.0	1.4	0.2	1.5	0.2	1.9	1.1	1.0
Total Consolidated	22.6	22.9	27.4	31.3	13.2	14.8	16.4	21.5	26.1	16.5
Unconsolidated Affiliate (Four Star)	0.8	0.7	0.7	0.8	0.9	0.8	0.8	0.8	0.7	0.8
Total Combined	23.4	23.6	28.1	32.1	14.1	15.6	17.2	22.3	26.8	17.3
Natural Gas Sales Volumes (MMcf/d)
Central	549	547	505	454	509	526	516	548	514	524
Eagle Ford	16	19	25	32	4	5	12	13	23	8
Southern	93	88	57	52	117	98	94	87	72	100
Brazil	30	29	26	27	29	28	30	27	28	29
Total Consolidated	688	683	613	565	659	657	652	675	637	661
Unconsolidated Affiliate (Four Star)	43	43	41	42	47	47	45	45	42	46
Total Combined	731	726	654	607	706	704	697	720	679	707
NGL Sales Volumes (MBbls/d)
Central	0.7	0.6	0.5	0.5	0.1	0.1	0.1	—	0.6	—
Eagle Ford	1.5	2.2	3.2	3.3	0.4	0.3	0.6	0.9	2.5	0.6
Southern	2.4	2.0	2.0	1.9	2.8	2.3	2.2	2.0	2.1	2.3
Total Consolidated	4.6	4.8	5.7	5.7	3.3	2.7	2.9	2.9	5.2	2.9
Unconsolidated Affiliate (Four Star)	1.4	1.3	1.3	1.3	1.7	1.4	1.5	1.5	1.3	1.5
Total Combined	6.0	6.1	7.0	7.0	5.0	4.1	4.4	4.4	6.5	4.4
Equivalent Sales Volumes (MMcfe/d)
Central	606	601	560	513	561	578	569	596	570	576
Eagle Ford	84	98	138	162	19	22	48	71	121	40
Southern	125	116	81	76	147	125	119	116	99	127
Brazil	36	35	32	35	31	37	31	38	35	34
Total Consolidated	851	850	811	786	758	762	767	821	825	777
Unconsolidated Affiliate (Four Star)	57	55	54	55	63	61	60	59	55	61
Total Combined	908	905	865	841	821	823	827	880	880	838
Consolidated average realized prices
Oil and condensate price on physical sales ($/Bbl)	$101.81	$90.92	$91.21	$90.60	$86.27	$98.46	$86.73	$93.24	$93.25	$91.40
Oil and condensate, including financial derivative cash settlements ($/Bbl) (2)	$100.16	$95.70	$98.42	$97.65	$85.69	$91.30	$88.95	$93.23	$97.97	$90.23
Natural gas price on physical sales ($/Mcf)	$2.90	$2.28	$2.87	$3.43	$4.06	$4.29	$4.27	$3.54	$2.84	$4.04
Natural gas, including financial derivative cash settlements ($/Mcf) (2)(3)	$4.27	$4.12	$4.37	$4.48	$5.44	$5.44	$5.60	$5.29	$4.30	$5.44
NGL price on physical sales ($/Bbl)	$40.96	$38.87	$34.57	$34.51	$50.37	$54.85	$56.03	$53.23	$36.96	$53.50
Consolidated average transportation costs
Oil and condensate ($/Bbl)	$1.11	$0.72	$2.61	$2.00	$0.06	$0.06	$0.07	$0.05	$1.82	$0.06
Natural gas ($/Mcf)	$0.33	$0.44	$0.36	$0.42	$0.31	$0.28	$0.32	$0.40	$0.39	$0.33
NGL ($/Bbl)	$5.47	$7.62	$4.96	$3.95	$5.01	$4.73	$3.04	$2.47	$5.41	$3.83
Consolidated average cash operating costs and adjusted cash operating costs ($/Mcfe)
Lease operating expenses	$0.81	$0.70	$0.74	$0.83	$0.74	$0.71	$0.87	$0.74	$0.77	$0.77
Production taxes	0.32	0.33	0.34	0.28	0.32	0.31	0.27	0.24	0.32	0.28
General and administrative expenses	0.57	3.11	1.13	1.18	0.74	0.69	0.65	0.75	1.50	0.70
Taxes other than production and income taxes	0.04	0.05	0.02	0.03	0.05	0.04	0.03	0.03	0.04	0.04
Total cash operating costs	$1.74	$4.19	$2.23	$2.32	$1.85	$1.75	$1.82	$1.76	$2.63	$1.79
Transition/restructuring costs and equity based compensation expense (4)	(0.04)	(2.57)	(0.47)	(0.44)	(0.16)	(0.08)	(0.07)	(0.07)	(0.89)	(0.10)
Total adjusted cash operating costs	$1.70	$1.62	$1.76	$1.88	$1.69	$1.67	$1.75	$1.69	$1.74	$1.69
Consolidated depreciation, depletion and amortization rate ($/Mcfe)	$2.59	$1.98	$1.43	$1.76	$1.96	$2.11	$2.22	$2.32	$1.95	$2.16

(1)         Represents non-GAAP combined results for the periods before and after the acquisition of EP Energy.

(2)         Amounts in the first, second, third and fourth quarter of 2012 include approximately $86 million, $116  million, $84 million and $54  million for cash settlements related to natural gas contracts and approximately $(4) million, $10 million, $18 million and $21 million for cash settlements related to crude oil contracts.  Amounts in the first, second, third and fourth quarters of 2011 include approximately $82 million, $68 million, $80 million and $108 million for cash settlements related to natural gas contracts and approximately $(1) million, $(9) million, $3 million and less than $(1) million in the first, second, third and fourth quarters for cash settlements related to crude oil contracts.

(3)         Cash proceeds on settlements do not reflect approximately $6 million for each period presented of cash option premiums paid in 2009 and 2010 for financial derivatives settled in each quarter of 2011.

(4)         A detail of these expenses is included in the reconciliation of Adjusted EBITDAX on page 7.

EP ENERGY LLC

DERIVATIVE SCHEDULE AS OF DECEMBER 31, 2012

	2013		2014		2015
Natural Gas	Notional Volume (TBtu)	Average Hedge Price	Notional Volume (TBtu)	Average Hedge Price	Notional Volume (TBtu)	Average Hedge Price

Fixed Price	153.3	$3.55	88.9	$4.02	32.9	$4.23
Written Calls - Ceiling	0.6	$3.70	—	—	—	—

Avg Ceiling	153.9	$3.55	88.9	$4.02	32.9	$4.23
Avg Floor	153.3	$3.55	88.9	$4.02	32.9	$4.23

	2013		2014		2015
Crude Oil	Notional Volume (MMBbls)	Average Hedge Price	Notional Volume (MMBbls)	Average Hedge Price	Notional Volume (MMBbls)	Average Hedge Price
Economic
Fixed Price	8.95	$103.52	8.76	$98.64	5.50	$95.42
Collars - Ceiling	0.06	97.50	1.10	$100.00	1.10	$100.00
Three-Way Collars - Ceiling	5.85	$106.20	2.92	$103.76	—	—
Three-Way Collars - Floor(1)	5.85	$92.58	2.92	$95.00	—	—

Avg Ceiling	14.86	$104.55	12.78	$99.93	6.60	$96.18
Avg Floor	14.80	$99.20	11.68	$97.73	5.50	$95.42

Note:  US Domestic positions are as of December 31, 2012 (Contract Months: January 2013 - Forward).

(1)         If market prices settle at or below $71.25 and $75.00 for the years 2013 and 2014, respectively, our three way collars-floors effectively “lock-in” a cash settlement of the market price plus $21.33 per Bbl and $20.00 per Bbl for 2013 and 2014, respectively.

EP ENERGY LLC

RECONCILIATION OF COMBINED EARNINGS

($ in millions)

(unaudited)

	Q2 2012			YTD 2012
	Successor	Predecessor		Successor	Predecessor
	April 1 to June 30, 2012	April 1 to May 24, 2012	Combined(1)	March 23 (inception) to December 31, 2012	January 1 to May 24, 2012	Combined(1)

Operating revenues
Oil and condensate	$77	$113	$190	$567	$322	$889
Natural gas	61	80	141	401	262	663
NGL	5	12	17	41	29	70
Financial derivatives	57	289	346	(62)	365	303
Total operating revenues	200	494	694	947	978	1,925

Operating expenses
Transportation costs	14	20	34	73	45	118
Lease operating expense	21	34	55	136	96	232
General and administrative expenses	209	31	240	379	75	454
Depreciation, depletion and amortization (2)	34	118	152	268	319	587
Impairments and ceiling test charges (2)	1	—	1	1	62	63
Exploration expense (2)	6	—	6	52	—	52
Taxes other than income	12	17	29	61	45	106
Total operating expenses	297	220	517	970	642	1,612

Operating (loss) income	(97)	274	177	(23)	336	313

Loss from unconsolidated affiliates	(1)	(2)	(3)	(1)	(5)	(6)
Other income (expense)	1	(4)	(3)	3	(3)	—
Loss on extinguishment of debt	—	—	—	(14)	—	(14)
Interest expense	(53)	(10)	(63)	(218)	(14)	(232)
(Loss) income before income taxes	(150)	258	108	(253)	314	61

Income tax expense	—	95	95	2	136	138

Net (loss) income	$(150)	$163	$13	$(255)	$178	$(77)

(1)   Represents non-GAAP combined earnings for periods before and after the acquisition of EP Energy.

(2)   Reflects the use of the successful efforts method of accounting for oil and gas properties following the acquisition of EP Energy and the use of the full cost method of accounting prior to the acquisition.

EP ENERGY LLC

RECONCILIATION OF ADJUSTED EBITDAX

($ in millions)

(unaudited)

	2012				2011				Year-to-Date
	Q1	Q2(1)	Q3	Q4	Q1	Q2	Q3	Q4	2012(1)	2011

Net (loss) income	$15	$13	$(196)	$91	$(18)	$170	$61	$49	$(77)	$262
Depreciation, depletion and amortization	201	152	107	127	134	146	157	175	587	612
Income tax expense (benefit)	41	95	1	1	(16)	77	118	41	138	220
Interest expense	4	63	84	81	3	3	4	2	232	12
Exploration expense	—	6	21	25	—	—	—	—	52	—
Reported EBITDAX	261	329	17	325	103	396	340	267	932	1,106

Mark to market (gains) losses on financial derivatives	(76)	(346)	181	(62)	109	(132)	(251)	(10)	(303)	(284)
Cash settlement proceeds from financial derivatives	82	126	102	75	81	59	83	108	385	331
Impairments and ceiling test charges	62	1	—	—	—	—	158	—	63	158
Dividends from unconsolidated affiliates	8	—	2	11	11	15	12	8	21	46
Loss (income) from unconsolidated affiliates	3	3	2	(2)	2	(1)	3	3	6	7
Equity-based compensation expense	3	13	5	11	5	6	5	5	32	21
Transition and restructuring costs	—	183	25	13	6	—	—	—	221	6
Loss on extinguishment of debt	—	—	14	—	—	—	—	—	14	—
Advisory fee	—	3	6	7	—	—	—	—	16	—
Adjusted EBITDAX (2)	$343	$312	$354	$378	$317	$343	$350	$381	$1,387	$1,391

(1)   Represents non-GAAP combined earnings for periods before and after the acquisition of EP Energy.

(2)   Amounts in the first, second, third and fourth quarters of 2012 include approximately $18 million, $13 million, $3 million and zero of net EBITDA related to business divestitures.  Amounts in the first, second, third and fourth quarters of 2011 include approximately $45 million, $43 million, $29 million and $19 million of net EBITDA related to business divestitures.

EP ENERGY LLC

 RECONCILIATION OF CASH OPERATING COSTS AND ADJUSTED CASH OPERATING COSTS

(unaudited)

	Q1		Q2		Q3		Q4		Twelve Months Ended
	Total	Per-Unit	Total	Per-Unit	Total	Per-Unit	Total	Per-Unit	Total	Per-Unit
	($ MM)	($/Mcfe)	($ MM)	($/Mcfe)	($ MM)	($/Mcfe)	($ MM)	($/Mcfe)	($ MM)	($/Mcfe)
2012
Total operating expenses	$422	$5.45	$517	$6.69	$324	$4.34	$349	$4.83	$1,612	$5.34
Depreciation, depletion and amortization	(201)	(2.59)	(152)	(1.98)	(107)	(1.43)	(127)	(1.76)	(587)	(1.95)
Transportation costs	(25)	(0.32)	(34)	(0.43)	(29)	(0.40)	(30)	(0.41)	(118)	(0.39)
Exploration expense	—	—	(6)	(0.08)	(21)	(0.28)	(25)	(0.34)	(52)	(0.17)
Ceiling test charges and Impairments	(62)	(0.80)	(1)	(0.01)	—	—	—	—	(63)	(0.20)
Total cash operating costs and per-unit cash costs (1)	$134	$1.74	$324	$4.19	$167	$2.23	$167	$2.32	$792	$2.63
Transition/restructuring costs and equity based compensation expense (2)	(3)	(0.04)	(199)	(2.57)	(36)	(0.47)	(31)	(0.44)	(269)	(0.89)
Total adjusted cash operating costs and per-unit adjusted cash costs (1)	$131	$1.70	$125	$1.62	$131	$1.76	$136	$1.88	$523	$1.74

Total equivalent volumes (MMcfe) (1)		77,465		77,353		74,620		72,346		301,784

2011

Total operating expenses	$280	$4.11	$285	$4.12	$463	$6.56	$336	$4.45	$1,364	$4.81
Depreciation, depletion and amortization	(134)	(1.96)	(146)	(2.11)	(157)	(2.22)	(175)	(2.32)	(612)	(2.16)
Transportation costs	(20)	(0.30)	(18)	(0.26)	(20)	(0.28)	(27)	(0.37)	(85)	(0.30)
Ceiling test charges and Impairments	—	—	—	—	(158)	(2.24)	—	—	(158)	(0.56)
Total cash operating costs and per-unit cash costs (1)	$126	$1.85	$121	$1.75	$128	$1.82	$134	$1.76	$509	$1.79
Transition/restructuring costs and equity based compensation expense (2)	(11)	(0.16)	(6)	(0.08)	(5)	(0.07)	(5)	(0.07)	(27)	(0.10)
Total adjusted cash operating costs and per-unit adjusted cash costs (1)	$115	$1.69	$115	$1.67	$123	$1.75	$129	$1.69	$482	$1.69

Total equivalent volumes (MMcfe) (1)		68,187		69,356		70,598		75,555		283,696

(1)          Excludes volumes and costs associated with equity investment in Four Star.

(2)          Total amount for the twelve months ended December 31, 2012 include $221 million for transition and restructuring costs associated with the acquisition of EP Energy, $16 million of advisory fees paid to Sponsors, and $32 million of equity based compensation expense.

GLOSSARY

This contains a glossary of terms used in this Package as well as those used in other investor presentations and press releases. They are for reference only and may not be comparable to similarly titled measures used at other companies.

NON-GAAP FINANCIAL MEASURES

Historical financial results for the periods before and after the Acquisition on May 24, 2012, have been presented combined and have included a reconciliation to present them separately for the predecessor and successor in accordance with GAAP presentation.  We believe that reflecting this combined information, while non-GAAP, facilitates the most meaningful comparison and understanding of our operating performance in 2012 over the same period in the prior year.

Reported EBITDAX and Adjusted EBITDAX

Reported EBITDAX is defined as net income plus interest and debt expense, income taxes, depreciation, depletion and amortization and exploration expense. Adjusted EBITDAX is defined as Reported EBITDAX, adjusted as applicable in the relevant period, for the net change in the fair value of derivatives (mark to market effects, net of cash settlements and premiums related to these derivatives), ceiling test charges or other impairments, adjustments to reflect cash distributions of the earnings from our unconsolidated affiliates, equity based compensation expenses, transition and restructuring costs we expect not to recur, losses or gains on extinguishment of debt and advisory fees paid to our sponsors.

We believe that the presentation of Reported EBITDAX and Adjusted EBITDAX is important to provide management and investors with (i) additional information to evaluate our ability to service debt, adjusting for items required or permitted in calculating covenant compliance under our debt agreements, (ii) an important supplemental indicator of the operational performance of our business, (iii) an additional criterion for evaluating our performance relative to our peers, (iv) additional information to measure our liquidity (before cash capital requirements and working capital needs) (v) and supplemental information to investors about certain material non-cash and/or other items that may not continue at the same level in the future.

Reported EBITDAX and Adjusted EBITDAX have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results as reported under U.S. GAAP or as an alternative to net income, operating income, net cash provided by operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. For example, our presentation of Reported EBITDAX and Adjusted EBITDAX may not be comparable to similarly titled measures used by other companies in our industry. Furthermore, our presentation of Reported EBITDAX and Adjusted EBITDAX should not be construed as an inference that our future results will be unaffected by the items noted above or what we believe to be other unusual or non-recurring items or that in the future we may not incur expenses that are the same as or similar to some of the adjustments in this presentation.

Cash Operating Costs and Adjusted Cash Operating Costs

We monitor cash operating costs required to produce our oil and natural gas. Cash operating costs is a non-GAAP measure calculated on a per Mcfe produced basis and includes total operating expenses less depreciation, depletion and amortization expense, ceiling test and impairment charges, exploration expense, and transportation costs and costs of products. Adjusted cash operating costs is a non-GAAP measure and is defined as cash operating costs less transition and restructuring costs and equity based compensation expense. We believe cash operating costs and adjusted cash operating costs per unit are valuable measures to provide management and investors reflecting operating performance and efficiency; however, these measures may not be comparable to similarly titled measures used by other companies and are subject to several of the same limitations as analytical tools as noted in the paragraphs above.

Per-unit lease operating expenses

We use per-unit lease operating expenses as a non-GAAP measure calculated on a per Mcfe basis equal to lease operating expenses divided by total equivalent production. The sum of lease operating expenses and production taxes equals production costs. The sum of cost of products, transportation costs, production costs, DD&A, G&A, ceiling test and other impairment charges and other operating expenses equals total operating expenses. It is a valuable measure of operating performance and efficiency.